INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED JUNE 22, 2023 TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 16, 2022,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco 1-30 Laddered Treasury ETF (PLW)
(the “Fund”)
IMPORTANT NOTICE REGARDING CHANGES IN THE NAME, TICKER SYMBOL, INVESTMENT OBJECTIVE, UNDERLYING INDEX, INDEX PROVIDER, PRINCIPAL INVESTMENT STRATEGY
AND ADVISORY FEE OF THE FUND
At a meeting held on June 22, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II approved changes to the name, ticker symbol, investment objective, underlying index, index provider, principal investment strategy and advisory fee of the Fund. These changes, summarized below, will be effective after the close of markets on August 25, 2023, except that the advisory fee reduction will be effective on June 26, 2023.
1.) Name and Ticker Symbol Change. The Fund’s name will change to Invesco Equal Weight 0-30 Year Treasury ETF, and its ticker symbol will change to GOVI.
2.) Underlying Index and Index Provider Change. ICE Data Indices, LLC (the “Index Provider”) will become the Fund’s index provider, and a new underlying index (the “New Underlying Index”) will replace the Fund’s current underlying index, as set forth in the table below:
Current Underlying Index	New Underlying Index
Ryan/Nasdaq U.S. 1-30 Year Treasury Laddered Index	ICE 1-30 Year Laddered Maturity US Treasury Index
3.) Investment Objective Change. The Fund’s new investment objective will be to seek to track the investment results (before fees and expenses) of the New Underlying Index.
4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 80% of its total assets in the components of the New Underlying Index.
5.) Description of New Underlying Index. The Index Provider compiles, maintains and calculates the New Underlying Index, which is designed to track the performance of up to 30 U.S. Treasury Notes or Bonds representing the annual February maturity ladder across the yield curve. Eligible securities must be U.S. dollar denominated sovereign debt publicly issued by the U.S. government in the U.S. domestic market. The New Underlying Index is structured with 30 different annual maturity points, or “rungs”, which are equally weighted at each annual February rebalancing. To qualify for inclusion in the New Underlying Index, eligible securities must: (i) have a fixed coupon schedule; (ii) a minimum amount outstanding of $1 billion (excluding any amount held by the Federal Reserve’s System Open Market Account (SOMA)); and (iii) have at least 18 months to final maturity at the time of issuance. The Index Provider selects for each rung securities with February maturities (a “Primary Selection”), which, once selected, will remain in the index, provided they meet the eligibility criteria. If no February maturity is available for a given rung, then the next-closest maturing security is selected as long as it is within six months of the February target maturity (a “Secondary Selection”). The New Underlying Index is rebalanced monthly.
6.) Advisory Fee Reduction. The Fund’s annual unitary advisory fee will be reduced to 0.15% of the Fund’s average daily net assets.
Please Retain This Supplement For Future Reference.
P-PLW-SUMSTATSAI-SUP 062223